AMERICAN GENERAL LIFE INSURANCE COMPANY
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                              SEPARATE ACCOUNT II
                                POLARIS LIFE(R)
                          POLARIS SURVIVORSHIP LIFE

                      SUPPLEMENT DATED AUGUST 15, 2018
                   TO POLICY PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the following proposed Reorganizations pursuant to which each of the Target Portfolios is to be merged with and into the respective Acquiring Portfolio indicated below, with the Acquiring Portfolio as the surviving portfolio (such combinations referred to hereinafter as the "Reorganization"):


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
Target Portfolios                      Acquiring Portfolios
SA MFS Telecom Utility Portfolio       SA Legg Mason BW Large Cap Value
                                       Portfolio
SA Boston Company Capital Growth       SA AB Growth Portfolio
Portfolio
SA WellsCap Fundamental Growth         SA AB Growth Portfolio
Portfolio

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


The Target Portfolios and Acquiring Portfolios are all series of the SunAmerica Series Trust (the "Trust").

     American General Life Insurance Company (the "Company") received notification that the Board of Trustees of the Trust approved the Reorganizations. All of the assets and liabilities of the Target Portfolios will be transferred to the respective Acquiring Portfolio as indicated above in exchange for shares of the Acquiring Portfolio, the total value of which will be equal to the total value of your shares of the Target Portfolio on the Closing Date (as defined below), after which each of the Target Portfolios will cease operations.

     The Reorganization is subject to approval at a special meeting of shareholders to be held on or about September 20, 2018 and is expected to be consummated at the close of business on or about Friday, October 12, 2018 (the "Closing Date").

     The Acquiring Portfolios are existing investment options under the Policies. All Policy accumulation values in the subaccounts supported by the Target Portfolios will be automatically transferred into the respective Acquiring Portfolio subaccount.

     At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, October 11, 2018), you may transfer your Policy accumulation value in the Target Portfolios to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Target Portfolios' investment options after 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, October 11, 2018), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, October 15, 2018).

     Any new instruction we receive from a Policy owner before 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, October 11, 2018) that is for any purpose stated in the previous paragraph and is in good order will be honored.

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Target Portfolios (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Portfolio.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Target Portfolios' investment options. If you have any questions, please contact our Administrative Center at 1-800-340-2765.